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                                                                 Exhibit (10)(b)

                                Amendment No. 6
                                      to
                   The First American Financial Corporation
                            1996 Stock Option Plan


This Amendment No. 6 to The First American Financial Corporation 1996 Stock Option Plan ( the "Plan") was authorized by the Board of Directors of said corporation on June 22, 2000. This amendment is effective as of May 12, 2000, and is made for the purpose of reflecting the change in the name of the sponsor of the Plan (the "Company"as defined therein) from "The First American Financial Corporation"to "The First American Corporation,"which change became effective on said date.

     1. This Plan shall be known as "The First American Corporation 1996 Stock Option Plan"(the "Plan).

     2. All references to the name of the Plan that are made in the Plan document and in any previous amendment thereto shall be deemed to refer to the new name of the Plan as set forth in this Amendment No. 6.

     3. Except as amended above, the Plan as in effect prior to this amendment shall continue unchanged.

In Witness Whereof, the Company's duly authorized officers have executed this Amendment at Santa Ana, California, on July 19, 2000.

                                             The First American Corporation


                                             By: /s/ Parker S. Kennedy
                                                ------------------------------
                                                  Parker S. Kennedy

                                             Its: President



                                             By: /s/ Mark R Arnesen
                                                -------------------------------
                                                  Mark R Arnesen
                                             Its: Secretary